IDEAYA Biosciences Corporate Presentation August 2019 Exhibit 99.2

Safe Harbor Statement CONFIDENTIAL Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of IDEAYA Biosciences, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding the Company's commercial engine as a force multiplier for research and development initiatives; any projections of financial information, market opportunities or profitability; any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 and any current and periodic reports filed thereafter. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation concerns anticipated products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

IDEAYA Biosciences

Oncology Focused Precision Medicine Company

PRECISION MEDICINE TARGET CLASSES

Direct Targeting of Oncogenic Pathways

The NEW ENGLAND JOURNAL of MEDICINE

Mutations in GNA11 in Uveal Melanoma

Increasing awareness in the scientific literature of the relevance of GNAQ and GNA11 mutations and of kinase fusions in cancer

Synthetic Lethality (SL)

CellPress

Werner Syndrome Helicase is Required for the Survival of Cancer Cells with Microsatellite Instability

IDEAYA Publication March 2019

IDEAYA HIGHLIGHTS

Clinical stage precision medicine pipeline	IDE196 Ph1/2 basket trial FPI Q2'19 IDE196 Ph1/2 interim data Q2/Q3 2020
Targeting multiple SL development candidates	MAT2A Development Candidate Q4'19 2nd SL Development Candidate H1'20
Programs are biomarker enabled	GNAQ/GNA11, MTAP, BRCA/HRD, High-MSI
Extensive drug discovery capabilities	Dual CRISPR & Structural Biology
Public Company (NASDAQ: IDYA)	Anticipate cash runway into Q3'21 Analysts: JPM, Citi, Jefferies
Proven leadership team	+100 years collective experience

NEJM November 2010; Cell Press – iScience March 2019

3

IDEAYA BIOSCIENCES

IDEAYA Organization Proven Leadership Team From Top Oncology Companies Michael Dillon, Ph.D. SVP, Chief Scientific Officer, Head of Research Julie Hambleton, M.D. SVP, Chief Medical Officer, Head of Development Jeff Hager, Ph.D. SVP, Chief Technology Officer, Head of Target Discovery and External Innovation Bao Truong, VP, Head of Regulatory Mark Lackner, Ph.D. SVP, Head of Biology & Translational Sciences Director and Principal Scientist, Genentech Paul Stone, J.D. SVP, Chief Financial Officer Partner, General Counsel and COO, 5AM Ventures VP Regulatory Affairs, Ignyta COO at Flexus Biosciences Global Discovery Chemistry Head, Oncology, NIBR VP, Head of US Medical Affairs, Bristol-Myers Squibb VP of Biology, Seragon; Senior Director of Biology, Aragon LEADERSHIP TEAM Yujiro Hata, M.B.A. President, Chief Executive Officer, Director Paul Barsanti, Ph.D. VP, Head of Drug Discovery Executive in Residence, 5AM Ventures

IDEAYA's Precision Medicine Oncology Pipeline

Candidate Pipeline		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Phase 3	Status
Direct Targeting	IDE196 *PKC inhibitor*	MUM Mono	GNAQ/11	■	■	■			Ph1 Data at AACR April 2019
		Solid Tumors	GNAQ/11	■	■	■			Ph1/2 Basket Trial FPI Q2'19
		MUM Combos	GNAQ/11	■					Preclinical Validation
		NSCLC + EGFRi	PKC-delta	■					Preclinical Validation

Research Pipeline		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Phase 3	Status
Synthetic Lethality	MAT2A	Solid Tumors	MTAP	■					Targeting Development Candidate Q4 2019
	PARG	Solid Tumors	BER, BRCA	■					Targeting 2nd SL Development Candidate H1 2020
	Pol-theta	Solid Tumors	HRD/BRCA	■					
	WRN	Solid Tumors	High-MSI	■					

PKC = protein kinase C, MUM = metastatic uveal melanoma, NSCLC = non small cell lung cancer
HRD = homologous recombination deficiency, MSI = microsatellite instability

5

IDEAYA BIOSCIENCES

IDE196 is a potent and selective Protein Kinase C (PKC) Inhibitor

IDE196 Compound Profile

- Potent across key PKC isoforms
- Single agent tumor regression in GNAQ/GNA11 mutant xenograft
- Highly selective against other kinases

IDE196 IC_{50} (nM) PKC Activity								
Classical				Novel				Atyp.
alpha	beta 1	beta 2	gamma	delta	epsilon	eta	theta	zeta
25	66	58	11	4	3	1	3	>2000

High Kinome Selectivity



TK
TKL
STE
CK1
DMPK
AGC
OTHER
CMGC
CAMK
PKC family
Percent Control
0%
0.1%
0.1-1%
1-5%
5-10%
10-35%
> 35%

Single Agent IDE196 Induces Tumor Regression

92.1 mutant GNAQ xenograft



Tumor volume (mm3 +/- SEM)
0
200
400
600
800
1000
1200
15
20
25
30
35
Days post implant
Vehicle po bid
LXS196 15mg/kg bid
LXS196 30mg/kg bid
LXS196 75mg/kg bid
LXS196 150mg/kg bid
AEB071 120mg/kg bid



Vehicle
LXS196 150mg/kg BID
Tumor volume (mm3) mean ± SEM
0
200
400
600
800
1000
1200
stop dosing
re-dose 150mpk bid
20
30
40
50
60
70
80
90
100
110
Days post tumor implantation

6
LX196 = IDE196, Novartis data; AEB071 = Novartis 1st generation PKC inhibitor

Mutations in small GTPases, GNAQ or GNA11, can lead to activation of PKC signaling, a genetic driver of cancer Van Raamsdonk, CD, et. al, Nature 2009; Van Raamsdonk CD, et. al, NEJM 2010; Piperno-Neumann S, et. al, J Clin Oncol 2014; Oncotarget, May 2016, Carita et al Activating GNAQ or GNA11 mutations in 90% of uveal melanoma patients Likely pathogenic “hot spot” mutations have been identified in other solid tumors Found in multiple solid tumors, including cutaneous melanoma and colorectal Evaluating potential combinations with MEK and additional mechanisms Carita et al. reported enhanced preclinical in vivo efficacy of PKC inhibitor in combination with MEK IDE196

GNAQ/GNA11 Mutations Basket GNAQ/GNA11 Mutations Found in Multiple Cancers Phase 1/2 Tissue Type Agnostic Basket Trial FPI Q2 2019 Foundation Medicine Patient Database GNAQ/GNA11 mutations found in 1.4% of tumors, of which ~25% are likely pathogenic (“hotspot”) Functional validation ongoing for activating nature of GNAQ/11 non-hotspot mutations GNAQ/GNA11 Patients in Major Market Countries Data estimates for GNAQ/GNA11 mutations from The Cancer Genome Atlas in cBioPortal Cancer Type N GNAQ (%) GNA11 (%) Total (%) Uveal Melanoma (UM) 80 50 45 95 Cut. Melanoma (CM) 290 2.1 2.8 4.9 Colorectal 367 2.7 1.9 4.6 Pancreatic 126 0.8 1.6 2.4 Stomach 393 0.8 1.5 2.3 Cervical 194 1.0 1.0 2.0 Lung Adeno 533 0.9 0.8 1.7 Bladder 394 0.8 0.8 1.6 (Patients in 1,000’s) US, EU5, and Japan ~3.5 K GNAQ/11 Metastatic Uveal Melanoma (MUM) ~2.5 K GNAQ/11 Other Solid Tumors (Hotspot) Estimation based on preliminary structural biology prediction of function of non-hotspot GNAQ / GNA11 mutations (~25%) Major Market Countries = US, EU, and Japan

IDE196: Targeting Metastatic Uveal Melanoma (MUM)

High Unmet Medical Need & Devastating Disease

Treatment Options for Primary Disease

- Removal of the eye ("enucleation")
- Surgery to save eye
  - Radiation treatment
    - Iodine-125 plaque
    - Proton beam
  - Other treatments
    - Laser, tumor resection



Goal to address high unmet medical needs in cancer through precision medicine

Metastatic Uveal Melanoma (MUM)

- ~ 90% of uveal melanoma patients harbor activating GNAQ or GNA11 mutation
- ~ 50% of uveal melanoma patients get metastatic disease, primarily to the liver
- No FDA-approved therapies
- Median overall survival (OS) approximately 10 months
- Historical response rates observed in published studies generally between 0 - 10% across various experimental therapies

9
Therapeutic Advances in Medical Oncology, Review, January 2018

IDE196 Phase 1 Dose Escalation monotherapy results in Metastatic Uveal Melanoma AACR 2019, Novartis Data; Data cut-off: Sep 30 2018; Response data by investigator assessment Treatment LXS196 200 mg BID LXS196 300 mg BID LXS196 400 mg BID -30 22/30 (73%) Disease Control Rate (SD+PR+CR) 8/30 (27%) Tumor Regression >30% 4/30 (13%) ORR (PR+CR) Change from baseline, % –100 –50 0 50 100 Prior IO Prior anti-PD-1/PD-L1 and/or anti-CTLA4 agents As of April 2019 Average duration of response (PR+CR) : +427 days As of August 2019 5 of 28 evaluable patients on therapy >2 years Average duration of response as of April 2019 for four patients with confirmed PR = 91, 395, +554, and +668 days Of the five patients on therapy as of August 2019, four patients have PR or SD; one patient progressed from SD to PD at ~22 months SD = stable disease; PR = partial response, CR = complete response, ORR = overall rate of response

IDE196 Phase 1 monotherapy data provides potential to be backbone of care in Metastatic Uveal Melanoma

Ongoing IDE196 Phase 1 Clinical Trial (Novartis)

Agent	Trial	Disease Control Rate % (SD+PR+CR)	>30% Tumor Regression	ORR % (CR+PR)	Duration of CR/PR Responses (days)	Median PFS (months)
IDE196 BID (PKC) +	**Phase 1**	**73%**	**27%**	**13%**	**91, 395, +554, +668 days**	**4.14**

Prior clinical trials in MUM show unmet medical need

	Agent	Trial	Disease Control Rate % (SD+PR+CR)	>30% Tumor Regression (uPR+cPR)	ORR % (CR+PR)	Duration of Responses (days)	Median PFS (months)
Targeted Therapy	**Selumetinib + Darcabazine (MEK + Chemo)***	Phase 3	~	~	3%	43, 56, & 146 days	2.8
	Trametinib (MEK)**	Phase 1	25%	0%	0%	~	1.8
Immuno Oncology	**Ipilimumab (CTLA4)*****	Retrospective Review	21%	~	4%	~	2.8
	Pembrolizumab, nivolumab or atezolizumab (PD1 or PDL1)**	Case Series	12.5%	~	3.6%	~	2.8

- + AACR 2019, Novartis Data; Data cut-off: Sep 30 2018; Response data by investigator assessment; average duration of response as of April 2019
- *Journal of Clinical Oncology, April 2018, Carjaval et al. Selumetinib in earlier Phase 1/2 trial had an ORR of 14% but did not confirm in Ph3; **Ther Adv Med Oncology, Feb 2018, Carjaval, et al. Trametinib SD ≥16 weeks; *** Journal of Clinical Oncology, Jan 2017, Deo et al
- Immunocore's Phase 1 study on IMCgp100 enrolled a subset of metastatic uveal melanoma patients with HLA-A2 allele (~50% MUM patients). The study had 16 evaluable patients with HLA-A2 allele reporting 2PRs (~11% ORR)

11

IDEAYA BIOSCIENCES

GNAQ & GNA11 Mutations Found in ctDNA of Uveal Melanoma Patients Circulating Tumor DNA (ctDNA) of GNAQ/GNA11 Mutations Targeting to identify patients earlier in disease to enhance response Circulating GNAQ/GNA11 mutations may be an early indicator of disease progression Plan to use ctDNA diagnostics for patient identification in Phase 1/2 basket study ctDNA diagnostics may enable early detection of patients likely to develop metastatic disease, and as such, enable selection for adjuvant therapy Average period from diagnosis of primary uveal melanoma to metastatic disease is 3 ½ to 15 years Beasley et al JCO Precision Oncology 2018. NAD = No Active Disease; PD = Progressive Disease

Existing Diagnostics Provide Path to Execute GNAQ/GNA11 & PKC Fusions Basket Trial


CDx
CDx
CDx
LIQUID
LIQUID

FOUNDATIONONE CDx™

- GNAQ/GNA11 mutations listed on Foundation NGS panel

FOUNDATIONONE® LIQUID

- GNAQ/GNA11 mutations listed on ctDNA liquid biopsy panel

GUARDANT360™

- GNAQ/GNA11 mutations listed on ctDNA liquid biopsy panel

Point Mutations (SNVs) (73 Genes)			
AKT1	*ALK*	*APC*	*AR*
BRAF	*BRCA1*	*BRCA2*	*CCND1*
CDK4	*CDK6*	*CDKN2A*	*CTNNB1*
ESR1	*EZH2*	*FBXW7*	*FGFR1*
GNA11	***GNAQ***	*GNAS*	*HNF1A*
JAK2	*JAK3*	*KIT*	*KRAS*

illumina® | ARCHER®

- PKC fusions listed on Illumina fusion panel

INSR	NUMBL	ROS1
MAML2	NUTM1	RSPO2/3
MAST1/2	PDGFRA/B	TERT
MET	PIK3CA	TFE3
MSMB	PKN1	TFEB
MUSK	PPARG	THADA
MYB	**PRKC**A/B	TMPRSS2

13

GNAQ/GNA11 Mutations and TMB in Skin Melanoma BRAF/NRAS & GNAQ/GNA11 Profile GNAQ/GNA11 mutations in Skin Melanoma are associated with low Tumor Mutation Burden & mutually exclusive with BRAF/NRAS Skin Melanoma BRAF – non-V600E BRAF – V600E* NRAS- MT* GNAQ/GNA11- Q209 GNAQ/GNA11-R183 = exclusivity = neutral GNAQ/GNA11- Mutant Melanoma Non-GNAQ/GNA11- Mutant Melanoma IO = immuno-oncology; TMB = tumor mutational burden; Tumor mutation burden data and mutation status from Foundation Medicine Insights database; Exclusivity based on Genie analysis: values are based on observed vs expected mutations ratio compared to the WT group (WT BRAF, WT NRAS) * p-value < 10-3 for lack of co-occurrence of GNAQ/GNA11 (Q209/R183) mutations and BRAF V600E and NRAS MT Melanoma tumors with GNAQ/GNA11 hotspot mutations have low TMB, consistent with lack of activity for IO agents GNAQ/GNA11 melanoma patients largely not addressable by BRAF inhibitors 50 40 30 20 10 0 Number of Samples TMB Low TMB High 1500 1250 1000 500 250 0 Number of Samples 750 TMB Low TMB High

IDE196 Potential Indication Expansion

EGFRi-resistant NSCLC

PKC-delta implicated in EGFRi Resistance

Cancer Cell *December 2018*

Targeting PKC-delta as a Therapeutic Strategy against Heterogeneous Mechanisms of EGFR Inhibitor Resistance in EGFR-Mutant Lung Cancer

- Inhibition of PKC-delta sensitizes TKI-resistant EGFR-mutant NSCLC to EGFR TKI
- Target Population: 40% EGFRi resistant NSCLC conferred through PKC-delta
- Biomarker: nuclear localization of PKC-delta

H1975 - EGFR-mut (T790M)


Tumor size (mm3)
Days after treatment
Control
AZD9291
Sotra
AZD+Sotra

TM0204 PDX - EGFR-mut (T790M)


Tumor size (mm3)
Days after treatment
Control
AZD9291
Sotra
AZD+Sotra

Cancer Cell, Dec 2018, Sotra = PKC inhibitor, Gef = EGFRi gefitinib, AZD9291 = EGFRi osimertinib

IDE196 + EGFRi (Osi) Preclinical Efficacy Evaluation

- Signed collaborative research agreement with AstraZeneca in August 2019 to evaluate preclinical combination of IDE196 and Osimertinib, an EGFRi
- Preliminary *in vivo* validation of published Cancer Cell data for IDE196 and Osi in H1975-e290 cell line


Mean Tumor Volume (mm3) ± SEM
Dosing Day
Vehicle 1 BID
Vehicle 2 QD
IDE196 150 mg/kg BID
osimertinib 3 mg/kg QD
osimertinib 25 mg/kg QD x 21
IDE196 150 mg/kg BID + osi 3 mg/kg QD
n = 8 per group
CRL H1975-e290

IDEAYA data; performed at Charles River Labs (CRL)

15

IDE196 Phase 1/2 Basket Trial Design

Expanding the Value of IDE196 to Other Solid Tumors

IDEAYA Development Plan

IDE196
PKC inhibitor

Phase 1 MUM (Ongoing)

Phase 1/2 GNAQ/GNA11 Basket Trial
GNAQ/GNA11 Hotspot
- Metastatic Uveal Melanoma
- Cutaneous Melanoma (CM), Colorectal, Other Solid Tumors

Ph1/2 Basket Trial FPI Achieved Q2 2019
Sites active in US & Australia

GNAQ/GNA11 Non Hotspot
- CM, Colorectal, others

PKC Fusions
- Esophageal, Lung, others

Target to expand Basket Trial pending preclinical validation through 2019

MUM: IDE196 combos

NSCLC: IDE196 + EGFRi combo

Target to initiate combos by H1 2020 pending preclinical validation through 2019

- IDE196 has demonstrated monotherapy activity, with confirmed durable responses
- Multiple strategies to drive further response, including monotherapy dose escalation for expansion phase (>300 mg BID) and evaluation of combinations (MEK)
- IDE196 has been generally well tolerated in Phase 1 treatment of 107 patients as of January 2019
  - Hypotension (dose related) was most common grade 3/4 adverse event and readily managed
  - SAEs suspected to be related to IDE196 in BID cohort include hepatocellular injury/rash (n = 1) and hypotension (n = 1)

16

Synthetic Lethality (SL) Platform & Capabilities

Emerging Class of Precision Medicine Targets

Synthetic Lethality Background

- Enables indirect targeting of TSG or oncogene
- PARP-BRCA provides SL clinical proof of concept
- Emerging class of precision medicine targets

Pre-SL Inhibitor Treatment


Viable Cancer Cell
Mutated Gene A
Normal Cell
Wild Type Gene A & B
Viable Cancer Cell
Mutated Gene A
Gene A = Biomarker;
Gene B = Drug Target

Post-SL Inhibitor Treatment


Non-Viable Cancer Cell
Mutated Gene A
Inhibited Gene B
Normal Cell
Wild Type Gene A & Inhibited Gene B

IDEAYA Synthetic Lethality Approach

Generating, validating and integrating vast synthetic lethality data sets:

- Discovery of novel precision medicine targets
- Biomarker discovery & validation
- 4 internal SL programs in research pipeline

Dual CRISPR

176 DDR Drug Targets
X
67 TSGs
(Biomarker)

~12,000 pairwise gene KO's per cell line


Dual CRISPR, CRISPR, siRNA
SL Discovery
Bioinformatics
Functional Validation

SL Strategic Alliances

UC San Diego

CANCER RESEARCH UK

UCSF University of California San Francisco

17

TSG = tumor suppressor gene

Today IDEAYA Synthetic Lethality Pipeline IDEAYA is advancing the next generation of biomarker-enabled Synthetic Lethality programs HRD = Homologous Recombination Deficiency, MSI = Microsatellite Instability MAT2A MTAP Deletion PARG BER, BRCA Pol-Theta HRD/BRCA Dual CRISPR SL Targets PARP HRD/BRCA Lynparza (AZ) Zejula (GSK/Tesaro) Rubraca (Clovis) Talzenna (Pfizer) Werner High-MSI

MAT2A Inhibition is Synthetic Lethal with MTAP Deletion MTAP Deletion Prevalence ~15% of all Solid Tumors MTAP Deletion Prevalence MTAP-MAT2A SL Biology Data from The Cancer Genome Atlas data in cBioPortal Cancer Type N MTAP Deletions (%) Glioblastoma 592 41 Mesothelioma 87 32 Esophageal 95 28 Bladder 411 26 Pancreatic 184 22 Melanoma 448 16 Lung Cancer (NSCLC) 1053 15 Head and Neck 523 14 Sarcoma 255 10 Esophagogastric 514 10 Diffuse Glioma 513 9 Breast 1084 3 Ovarian 585 3 Adrenocortical 92 3 Thymic 123 3 Hepatocellular 369 3 Renal non-clear cell 348 2

IDEAYA MAT2A Inhibitors Demonstrate Synthetic Lethality in Multiple MTAP-Null Cell Lines & PD Modulation of SAM Levels

Structurally Enabled Lead Optimization



- IDB proprietary MAT2Ai co-crystal structure (1.33Å) (+10 high-resolution co-crystal structures)

Synthetic Lethality in HCT116 Cell Line


IDB361
Fold Change (DMSO)
1.5
1.0
0.5
0.0
HCT116 Parental
HCT116 MTAP-/-
-3
-2
-1
0
1
2
Concentration (μM)

Lead Series Highly Potent *In Vitro*

- Lead series includes multiple compounds having nM potency across multiple MTAP-null cell lines
- Lead series shows > 10x ratio of IC_{50} cell potency in HCT116 wild-type vs MTAP -/-
- IDB361 ~50nM to ~300nM IC_{50} cell potency across HCT116 and endogenous MTAP-null cell lines, and ~ 15x ratio in HCT116 w.t. vs MTAP -/-

PD Modulation: SAM Levels in HCT116 Cell Line


Normalized SAM Values
1.5
1.0
0.5
0.0
IDB1
IDB2
IDB361
IDB361
IC50* = 3.5nM
20μM
MAT2Ai
* SAM inhibition

20
IDEAYA data

IDEAYA MAT2A inhibitors demonstrate potent *in vivo* efficacy and PD modulation in HCT116 MTAP-/- xenograft model

HCT116 MTAP-/- Xenograft Model



Tumor Growth Inhibition (% Change From Vehicle)
0
-20
-40
-60
-80
-100
-120
(mg/kg) 100 300 AGI-25696
3 10 IDB-A
3 10 30 IDB-B
3 10 30 IDB-C
3 10 IDB-D
3 30 IDB361
3 10 IDB-E
3 10 IDB-F
10 30 IDB-G
IDEAYA MAT2A Compounds

* TGI variability of ~10 to ~20% observed in model



Plasma Methionine
Vehicle SAM
Tumor SAM
Mean Plasma Methionine (µM) ± S.E.M.
Mean Tumor SAM (ng/g) ± S.E.M.
1,000
800
600
400
200
0
18,000
15,000
12,000
9,000
6,000
3,000
0
IDB0011361: 30 mg/kg, PO
0 4 8 12 16 20 24 28
Time Post Dose (h)

- IDB361 shows *in vivo* tumor PD modulation following single 30 mg/kg dose
  - S-adenosyl methionine (SAM) evaluated as *in vivo* tumor pharmacodynamic marker
  - Tumor SAM decreases over time
  - Plasma methionine increases over time

- Lead series of IDEAYA MAT2A inhibitors
  - Demonstrate ~60-100% tumor growth inhibition (TGI) at efficacious dose ranges of 3 to 30 mg/kg QD
  - Comparable to higher TGI than Agios AGI-25696 at ≥10-fold lower doses (AGI-25696 dosed at 100, 300 mg/kg)

21 IDEAYA data

CONFIDENTIAL

IDEAYA BIOSCIENCES

IDB361 demonstrates favorable in vivo efficacy relative to AGI-25696 in HCT116 MTAP-null model In vivo efficacy in HCT116 MTAP-null model IDEAYA data IDB361 Start of dosing 3 mg/kg QD 79% TGI 30 mg/kg QD 101% TGI 30 mg/kg QD 0% TGI 300 mg/kg QD 70% TGI Start of dosing AGI-25696

IDEAYA MAT2A Inhibitor Program

Target Product Profile

Attributes	Agios MAT2A Published Compounds / Data	IDEAYA Program Goals
MAT2A Cell Potency	970 nM (AGI-24512) [1,3]	More Potent *In Vitro* Compound
MTAP-null vs MTAP-wt Cell Potency	8.5x (AGI-24512) [1,3]	Broader Therapeutic Window
***In vivo* efficacy in MTAP-null model (>50% TGI)**	200 mg/kg QD (AG-270) [2,4] 300mg/kg QD (AGI-25696) [1,2,3]	More Potent *In Vivo* Compound
Brain Penetrance	Exclusion criteria of CNS/brain metastasis (AG-270)	+/- brain penetrance profile

IDEAYA MAT2A Inhibitor

- IP Position: Composition of matter U.S. provisional patent application filed
- Structural Biology: +10 co-crystals of MAT2A lead series obtained
- Development Candidate: On-track to nominate in Q4 2019
  - Completed 7-day preclinical *in vivo* tolerability studies of several lead series compounds

[1] IDEAYA internal data; [2] published data
[3] HCT116 MTAP -/- cell lines or models; [4] HCT116 MTAP -/- model and endogenous MTAP -/- models

23

Pol theta Synthetic Lethality Program

Candidate Biomarkers: BRCA/HRD

Pol theta Biomarker

Synthetic Lethal Screen with BRCA2 reveals Pol theta as a top hit


R=0.312
RAD51
RAD51C
RAD51D
BRCA2
XRCC3
XRCC2
RAD51B
PALB2
DCLRE1C
XRCC1
UBE2A
APEX2
PARP1
ATM
POLQ
RHNO1
FEN1
GI Score
2
0
-2
log2fc OVARIAN CRISPR
log2fc COLONIC CRISPR
-5.0
-2.5
0.0
2.5
5.0

Molecular Cell, March 2019, Elledge et al

Pol theta synthetic lethality with BRCA1/2 in HCCT116 cells


Absorbance
(% of control siRNA)
1.0
0.5
0.0
Control siRNA
POLQ siRNA
BRCA1 siRNA
BRCA1+POLQ siRNA
BRCA2 siRNA
BRCA2 siRNA+POLQ siRNA

IDEAYA data

Pol theta Drug Discovery

IDEAYA has <10nM biochemical potency Pol theta inhibitors against both ATPase and Polymerase Domains; x-ray co-crystal structure is guiding drug-design


RAD51 binding
ATPase
Polymerase
RAD51 binding sites

Zahn KE. Nat Struct Mol Biol 2015, Ceccaldi R. Nature 2015

IDEAYA Pol theta inhibitor cell potency in DLD1 BRCA2 line

In vivo evaluation of lead series ongoing


Percent of
DMSO Treated Control
120
100
80
60
40
20
0
0.001
0.01
0.1
1
10
100
Compound (uM)
Cellular IC50 = <100 nM
n=12
DLD1
DLDL1(-/- BRCA2)

IDEAYA data

24

Werner Synthetic Lethality Program

Candidate Biomarkers: High-MSI

Werner Biomarker

CellPress

Werner Syndrome Helicase is Required for the Survival of Cancer Cells with Microsatellite Instability

IDEAYA Publication



MSI
MSS
HCT116
LoVo
SW620
SW948
Cell Count Fold Change (Control)
1.5
1.0
0.5
0.0
Control
WRN

Cell Press, iScience, March 2019, Hager et al

Project Drive: Werner is essential in MSI high cancer cell lines



SensitivityScore
1
0
-1
-2
-3
-4
lung
large_intestine
skin
breast
liver
oesophagus
soft_tissue
stomach

Project Drive

Werner Drug Discovery

Discovery: completed multiple hit discovery campaigns using a range of screening formats and compound libraries

Screening: robust suite of biochemical and biophysical assays to identify WRN inhibitors and differentiate false positives

Lead Series: identified a lead series with <100 nanomolar IC_{50} potency in a Werner helicase biochemical assay

~2000x potency improvement obtained through ongoing SAR



IDB-WRN1
IDB-WRN2
Percent Inhibition
120
100
80
60
40
20
0
-20
~2000x
0.0001
0.001
0.01
0.1
1
10
100
1000
Compound (uM)

IDB-WRN1

ATPase IC_{50} = ~30 μM

IDB-WRN2

ATPase IC_{50} = <100 nM

IDEAYA data

25

IDEAYA's Precision Medicine Oncology Pipeline

Target Milestones through 2020

Candidate Pipeline		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Phase 3	Target Milestone through 2020
Direct Targeting	IDE196 *PKC inhibitor*	MUM Mono	GNAQ/11						Regulatory Path
		Solid Tumors	GNAQ/11						Ph1/2 Interim Data
		MUM Combos	GNAQ/11						Ph1/2 Clinical Combo
		NSCLC + EGFRi	PKC-delta						Clinical Combo

Research Pipeline		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Phase 3	Target Milestone through 2020
Synthetic Lethality	MAT2A	Solid Tumors	MTAP						Phase 1
	PARG	Solid Tumors	BER, BRCA						2nd SL Program IND
	Pol-theta	Solid Tumors	HRD/BRCA						
	WRN	Solid Tumors	High-MSI						

= Target program milestone through 2020

Targeting 3 programs from IND stage to Ph 1/2 by end of 2020

PKC = protein kinase C, MUM = metastatic uveal melanoma, NSCLC = non small cell lung cancer, HRD = homologous recombination deficiency, MSI = microsatellite instability

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